EXHIBIT 10.2

AMENDMENT TO EXTEND
AUTHORIZED REGIONAL SERVICE PROVIDER
AGREEMENT

This Amendment to Extend Authorized Regional Service Provider Agreement (“Amendment”) is made and effective as of the 21st day of March, 2006, by and between Dish Network Service L.L.C. (with respect to Services performed by Contractor outside of the State of California), and Dish Network California Service Corporation (with respect to Services performed by Contractor within the State of California), having a place of business at 9601 South Meridian Blvd., Englewood, Colorado 80112 (“DNSLLC”) and See World Satellites Inc, having a place of business at 1321 Wayne Ave, Indiana, PA 15701 (“RSP”) (DNSLLC and RSP may be referred to in this Amendment individually as a “Party” and collectively as the “Parties”).

WHEREAS, Dish Network Service Corporation, predecessor in interest to DNSLLC, and RSP have previously entered into that certain Authorized Regional Service Provider Agreement dated as of June 14, 2003, as amended (the “Agreement”);

WHEREAS, the Term of Agreement, as amended, is scheduled to expire on March 31, 2006;

WHEREAS, the Parties wish to extend the Term of the Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the benefits which will accrue to each Party as a result of the matters described below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties mutually agree to amend the Agreement as follows:

1.  The first sentence of Section 7.1 of the Agreement, as amended, shall be further amended by replacing the date “March 31, 2006” with “May 31, 2006”.

2.
Except as expressly modified herein, this Amendment is not intended to, and does not, alter, amend or modify all or any part of the Agreement. The distribution of this Amendment shall not be construed as an admission or acknowledgement by DNSLLC that an agreement exists between RSP and DNSLLC and/or any of its Affiliates, that if an agreement exists, such agreement is in full force and effect, or that RSP is not in breach or default thereunder. Nothing contained herein shall serve to revive an agreement that has been terminated pursuant to any of the terms and conditions of such agreement. Furthermore, nothing contained herein shall constitute a waiver by either Party of any rights or remedies they may have under the terms and conditions of the Agreement.

3.	All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

4.
This Amendment constitutes the entire agreement between the Parties with respect to the subject matter set forth in this Amendment. The Parties specifically acknowledge there are no unwritten side agreements or oral agreements between the Parties which alter, amend, modify or supplement this Amendment.

5.
This Amendment may be executed in two or more counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall collectively constitute one and the same agreement. Execution of this Amendment by facsimile shall be effective to create a binding agreement and, if requested, the Parties agree to exchange original signed counterparts.

6.
RSP AND DNSLLC HEREBY REPRESENT, WARRANT, ACKNOWLEDGE AND AGREE THAT : (A) THEIR INDEPENDENT COUNSEL HAS REVIEWED, OR THEY HAVE GIVEN A REASONABLE OPPORTUNITY FOR THEIR INDEPENDENT COUNSEL TO REVIEW (BUT DECLINED SUCH REVIEW), THIS AMENDMENT; (B) THE TERMS AND CONDITIONS OF THIS AMENDMENT, AND EACH AND EVERY PARAGRAPH AND EVERY PART HEREOF, HAVE BEEN COMPLETELY AND CAREFULLY READ BY, AND EXPLAINED TO, THE PARTIES; (C) THE TERMS AND CONDITIONS OF THIS AMENDMENT ARE FULLY AND COMPLETELY UNDERSTOOD BY EACH PARTY AND EACH PARTY IS COGNIZANT OF ALL OF SUCH TERMS AND CONDITIONS AND THE EFFECT OF EACH AND ALL OF SUCH TERMS AND CONDITIONS; AND (D) THIS AMENDMENT IS MADE AND ENTERED INTO VOLUNTARILY BY EACH PARTY, FREE OF UNDUE INFLUENCE, COERCION, DURESS, MENACE OR FRAUD OF ANY KIND WHATSOEVER, AND HAS BEEN EXECUTED BY EACH PARTY OF THEIR OWN FREE WILL.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

DISH NETWORK SERVICE L.L.C.

By: _________________________

Title: _________________________

See World Satellites Inc

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Signature of principal/owner/officer

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Print Name

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Title

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Retailer Number

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Business Telephone

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Email Address